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                                 EXHIBIT 24.6


STATE OF MASSACHUSETTS

COUNTY OF PLYMOUTH

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Warren C. Smith, Jr., a Director of JUST FOR FEET, INC., a Delaware corporation (the "Company"), do constitute and appoint Harold Ruttenberg and Eric L. Tyra, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me in any and all capacities, to sign, on my behalf and in my stead pursuant to the requirements of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (i) a Registration Statement on Form S-8 to register additional shares for issuance pursuant to the Just For Feet, Inc. 1997 Employee Incentive Plan; (ii) post-effective amendments to the following Registration Statements: 33-80578, 33-96588, 333-06531, 333-28041,
333-96584, 333-26345 and 333-28039; and (iii) the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statements or Reports, incorporating such changes as the said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of March, 1999.


                                           /s/ Warren C. Smith, Jr.
                                    ----------------------------------
                                    Warren C. Smith, Jr.


                                ACKNOWLEDGMENT
                                --------------

     BEFORE me this 4th day of March, 1999, came Warren C. Smith, Jr., personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                           /s/ Eileen M. Messlinger
                                    ----------------------------------
                                    NOTARY PUBLIC

                                    State of Massachusetts

                                    My Commission Expires:

                                           1/15/03
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